UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 28, 2010

Commission File Number:  1-13011

COMFORT SYSTEMS USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0526487
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

675 Bering Drive

Suite 400

Houston, Texas 77057

(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (713) 830-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As previously reported in a Current Report on Form 8-K filed on July 30, 2010 (the “Initial Form 8-K”), Comfort Systems USA, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”), dated July 28, 2010, to purchase all of the issued and outstanding stock of ColonialWebb Contractors Company, a Virginia corporation (“ColonialWebb”). As a result of the acquisition, ColonialWebb is a wholly-owned subsidiary of the Company.  This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K.

Item 9.01        Financial Statements and Exhibits

(a)                                 Financial statements of businesses acquired

The audited financial statements for ColonialWebb as of December 31, 2008, including the related independent auditors’ report, are included as Exhibit 99.2 hereto.

The audited financial statements for ColonialWebb as of December 31, 2009, including the related independent auditors’ report, are included as Exhibit 99.3 hereto.

The unaudited financial statements for ColonialWebb as of June 30, 2010 are included as Exhibit 99.4 hereto.

(b)                                 Pro forma financial information

The following unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of the Company and the historical balance sheet of ColonialWebb, giving effect to the acquisition as if the acquisition had been consummated on June 30, 2010.  The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 combine the historical consolidated statements of operations of the Company and the historical statements of operations of ColonialWebb, giving effect to the acquisition as if it had occurred on January 1, 2009.  The unaudited pro forma adjustments to reflect the purchase price allocation are based upon preliminary information, which may be revised as additional information becomes available.

The notes to the unaudited pro forma condensed combined financial statements provide a more detailed discussion of how such adjustments were derived and presented in the pro forma financial statements.  The accompanying unaudited pro forma condensed combined financial statements have been compiled from historical financial statements and other information as described herein, but do not purport to represent what the Company’s financial position or results of operations actually would have been had the transactions occurred on the dates indicated herein, or project the Company’s performance for any future periods.  Historically, the construction industry has been highly cyclical and, specifically, the HVAC industry is subject to seasonal variations.

The pro forma financial information should be read in conjunction with the Company’s historical financial statements included in its Form 10-K for the year ended December 31, 2009 and Form 10-Q for the period ended June 30, 2010.

Comfort Systems USA, Inc.

Pro Forma Condensed Combined Balance Sheet

As of June 30, 2010

(in thousands)

(Unaudited)

	Historical	ColonialWebb	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$107,602	$28,560	$(57,072)	(A)	$57,329
			(21,761)	(A)
Accounts receivable, net	208,183	34,287	—		242,470
Other receivables	4,325	638	—		4,963
Income tax receivable	17,451	—	—		17,451
Inventories	9,290	625	—		9,915
Prepaid expenses and other	23,960	338	2,891	(D)	27,189
Costs and estimated earnings in excess of billings	22,098	5,858	—		27,956
Total current assets	392,909	70,306	(75,942)		387,273
PROPERTY AND EQUIPMENT, net	31,897	10,039	3,108	(C)	45,044
GOODWILL	98,759	—	49,654	(C)	148,413
IDENTIFIABLE INTANGIBLE ASSETS, net	18,412	—	28,100	(C)	46,512
MARKETABLE SECURITIES	3,777	—	—		3,777
OTHER NONCURRENT ASSETS	2,733	20	—		2,753
Total assets	$548,487	$80,365	$4,920		$633,772

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$2,922	$—		$2,922
Current maturities of notes to former owners	2,316	—	—		2,316
Accounts payable	78,038	10,923	—		88,961
Accrued compensation and benefits	30,844	7,744	—		38,588
Billings in excess of costs and estimated earnings	60,033	11,424	—		71,457
Accrued self insurance expense	27,081	2,012	300	(C)	29,393
Other current liabilities	31,124	817	245	(C)	32,186
Total current liabilities	229,436	35,842	545		265,823
LONG-TERM DEBT, NET OF CURRENT MATURITIES	—	4,826	—		4,826
NOTES TO FORMER OWNERS, NET OF CURRENT MATURITIES	4,375	—	24,200	(B)	28,575
DEFERRED INCOME TAX LIABILITIES	6,348	—	12,680	(D)	19,028
OTHER LONG-TERM LIABILITIES	3,801	2,076	6,660	(B)	10,993
			(1,544)	(E)
Total liabilities	243,960	42,744	42,541		329,245

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY	304,527	37,621	(37,621)	(F)	304,527
Total liabilities and stockholders’ equity	$548,487	$80,365	$4,920		$633,772

The accompanying notes are an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Condensed Combined Statement of Operations

Six Months Ended June 30, 2010

(in thousands, except per share amounts)

(Unaudited)

	Historical	ColonialWebb	Pro Forma Adjustments	Notes	Pro Forma Combined
REVENUES	$486,063	$92,314	$—		$578,377
COST OF SERVICES	404,590	67,331	193	(G)	472,167
			53	(J)
Gross profit	81,473	24,983	(246)		106,210

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	73,020	17,615	1,556	(G)	92,416
			197	(E)
			28	(J)
GOODWILL IMPAIRMENT	4,446	—	—		4,446
LOSS (GAIN) ON SALE OF ASSETS	(473)	(52)	—		(525)
Operating income	4,480	7,420	(2,027)		9,873

OTHER INCOME (EXPENSE):
Interest income	144	167	(72)	(H)	239
Interest expense	(574)	(181)	(393)	(I)	(1,148)
Other	6	9	—		15
Other income (expense)	(424)	(5)	(465)		(894)

INCOME BEFORE INCOME TAXES	4,056	7,415	(2,492)		8,979
INCOME TAX EXPENSE	1,245	—	1,859	(D)	3,104

INCOME FROM CONTINUING OPERATIONS	$2,811	$7,415	$(4,351)		$5,875

INCOME PER SHARE:
Basic	$0.08				$0.16
Diluted	$0.07				$0.16

SHARES USED IN COMPUTING INCOME PER SHARE:
Basic	37,566				37,566
Diluted	37,834				37,834

The accompanying notes are an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2009

(in thousands, except per share amounts)

(Unaudited)

	Historical	ColonialWebb	Pro Forma Adjustments	Notes	Pro Forma Combined
REVENUES	$1,128,907	$218,700	$—		$1,347,607
COST OF SERVICES	903,357	156,586	387	(G)	1,060,436
			106	(J)
Gross profit	225,550	62,114	(493)		287,171

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	169,023	39,052	3,601	(G)	210,804
			(928)	(E)
			56	(J)
GOODWILL IMPAIRMENT	—	—	—		—
GAIN ON SALE OF ASSETS	(106)	(49)	—		(155)
Operating income	56,633	23,111	(3,222)		76,522

OTHER INCOME (EXPENSE):
Interest income	585	365	(293)	(H)	657
Interest expense	(1,202)	(528)	(786)	(I)	(2,516)
Other	17	21	—		38
Other income (expense)	(600)	(142)	(1,079)		(1,821)

INCOME BEFORE INCOME TAXES	56,033	22,969	(4,301)		74,701
INCOME TAX EXPENSE	21,437	—	7,099	(D)	28,536

INCOME FROM CONTINUING OPERATIONS	$34,596	$22,969	$(11,400)		$46,165

INCOME PER SHARE:
Basic	$0.91				$1.21
Diluted	$0.90				$1.20

SHARES USED IN COMPUTING INCOME PER SHARE:
Basic	38,046				38,046
Diluted	38,451				38,451

The accompanying notes are an integral part of this financial statement.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.              Purchase Price Allocation

The allocation of the purchase price to the assets acquired and liabilities assumed is preliminary and, therefore, subject to change.  The allocation of the purchase price was prepared based on the information available as of the acquisition date and, therefore, may be materially impacted by certain adjustments on the finalization of the fair value assessments of ColonialWebb’s assets and liabilities.

The following is the unaudited pro forma purchase price and the unaudited pro forma purchase price allocation based on ColonialWebb’s unaudited June 30, 2010 balance sheet (in thousands):

Cash paid from available funds	$57,072
Cash paid for excess working capital	21,761
Notes issued to former owners	24,200
Estimated fair value of contingent earn-out payments	6,660
Total consideration and costs	$109,693

Pro forma purchase price allocation:
Fair value of net assets acquired	$41,728
Effect of transaction on deferred income taxes	(9,789)
Estimated identifiable intangible assets	28,100
Goodwill	49,654
Total consideration and costs	$109,693

2.              Pro Forma Adjustments

The accompanying pro forma condensed combined financial statements give effect to the following pro forma adjustments necessary to reflect the acquisition outlined in the preceding introduction as if the transaction occurred on January 1, 2009 in the pro forma condensed combined statement of operations and on June 30, 2010 in the pro forma condensed combined balance sheet:

(A)       Purchase price paid from cash, including the cash paid for excess working capital as of June 30, 2010.

(B)       Additional consideration payable in the form of notes issued to the former owners and contingent earn-out payments associated with the achievement of specified milestones.  Contingent earn-out payments are recorded at their estimated fair value determined based on a probability-weighted income approach.  This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy.  Future changes in the estimated fair value of the contingent payments will be recognized immediately in earnings.

(C)       Fair value adjustments to assets and liabilities acquired, which includes $3.1 million to property and equipment, $49.7 million to goodwill, $28.1 million to intangible assets (see note 3), $0.3 million to accrued self insurance expense, and $0.2 million to other current liabilities.

(D)       Adjustments to reflect the addition of deferred income taxes related to acquired assets and liabilities and the conversion of ColonialWebb from an S-Corp to a C-Corp.

(E)        Adjustment to conform the accounting for deferred compensation with the Company’s accounting policy.

(F)         Elimination of ColonialWebb’s pre-existing stockholders’ equity balances due to change in ownership.

(G)       Amortization of preliminary fair value amounts allocated to definite-lived intangible assets over the preliminary estimated useful lives.  (See note 3 for further details.)

(H)      Elimination of the Company’s interest income associated with the utilization of cash for the transaction.

(I)           Interest expense incurred on the notes to former owners.

(J)           Depreciation expense incurred on the step-up of the property and equipment to fair value.

3.              Identifiable Intangible Assets

The preliminary components of identifiable intangible assets resulting from the acquisition and their related amortizable lives are as follows (dollars in thousands):

	Estimated Amortization Life	Estimated Value
Backlog	18 months	$580
Customer relationships	15 years	15,700
Non-compete agreements	1-5 years	1,720
Trade names	25 years	10,100
Total		$28,100

These components are subject to change based upon the results of a third party valuation of the identifiable intangible assets.  The estimated value of the backlog, trade names, and non-compete agreements are being amortized using the straight line method of accounting over their estimated amortization lives.  The estimated value of the customer relationships is being amortized using the expected future cash flows that reflect the expected economic benefit.

(d)           Exhibits

The following exhibits are included herein:

10.1 Stock Purchase Agreement, dated July 28, 2010 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on July 30, 2010).

23.1 Consent of Keiter, Stephens, Hurst, Gary & Shreaves, P.C.

99.1 Press release dated July 28, 2010 (i) announcing the Company’s acquisition of ColonialWebb and (ii) discussing the Company’s second quarter earnings (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on July 30, 2010).

99.2 The audited financial statements for ColonialWebb as of December 31, 2008, including the related independent auditors’ report.

99.3 The audited financial statements for ColonialWebb as of December 31, 2009, including the related independent auditors’ report.

99.4 The unaudited financial statements for ColonialWebb as of June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ William George
William George
Executive Vice President and
Chief Financial Officer

Date:  October 6, 2010